EXHIBIT 10.2
Confidential Treatment Requested.
Confidential portions of this document have
been separately filed with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

August 24, 2011
6‑1162‑RLL‑2234R7
Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320
Subject:    Special Matters

Reference:
Purchase Agreement Nos. 2022 and 2026 (the Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to 737‑632/‑732/‑832/‑932ER, 777‑232IGW and 777‑232LR aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.
A. Model 737‑632/‑732/‑832/‑932ER Aircraft (P. A. 2022)
1. [***]
2. [***]
3. Intentionally Omitted.
4. [***]
5. Intentionally Omitted
6. Intentionally Omitted
7. [***]
8. [***]

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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9. [***]
10. [***]
11. [***]
12. [***]
13. [***]
14.    [***]
15.    [***]
E. Model 777‑232IGW Aircraft (P. A. 2026)
[***]
1. [***]
2. [***]
3. [***]
4. [***]
5. [***]
6. [***]
7. [***]
8. [***]
F. Model 777‑232LR Aircraft (P. A. 2026)
1. [***]
2. [***]
3. [***]
4. [***]

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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5. [***]
Confidential Treatment.    The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,
THE BOEING COMPANY
By:   /s/ Mark Orenstein  _______________

Its:       Attorney‑In‑Fact

ACCEPTED AND AGREED TO:

Date: August 24, 2011

Delta air lines, inc.

By:  /s/ Nathaniel Pieper

Its:  Vice President - Fleet Strategy & Transactions

6 1162 RLL 2234R7                                        August 24, 2011
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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL‑PA‑02022‑LA‑1104481
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320‑6001

Subject:	[***]

References: 1)	Purchase Agreement No. PA‑02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737‑732/‑832/‑932ER‑ aircraft (Aircraft); and

2)	Aircraft General Terms Agreement AGTA‑DAL dated October 21, 1997 (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

1.	[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing..

DAL PA 02022 LA 1104481                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.	Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

Delta Air Lines, Inc.

By:	/s/ Nathaniel Pieper

Its:	Vice President - Fleet Strategy & Transactions

DAL PA 02022 LA 1104481                                    August 24, 2011
[***]                                                 LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104482
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft with Winglets (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The parties hereto agree as follows with respect to Covered Aircraft (as defined below) performance retention.

1.	[***]
2.[***]
3.[***]
4.[***]
5.[***]
6.[***]
7.[***]
8.[***]

9.	[***]

10.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part.

11.	Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to

DAL-PA-2022-LA-1104482                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

Delta Air Lines, Inc.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-2022-LA-1104482                                    August 24, 2011
[***]                                                 LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

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DAL-PA-2022-LA-1104482                                    August 24, 2011
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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

Attachment B
[***]
[***]

DAL-PA-2022-LA-1104482                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104483
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***] Guarantee

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.        Customer has requested [***]
2.        In response to Customer's request Boeing offers the following [***]
Agreement
1.        [***]
2.        [***]
3.        [***]
4.        [***]
5.        [***]
6.        Reporting of Actual [***].
6.1    Within ninety (90) days after the last day of each Reporting Period Customer will complete and return to Boeing Attachment D to provide to Boeing the data specified therein for that Reporting Period. Customer will report [***]
6.2    Failure to provide the data specified in Article 6.1 to Boeing within the specified ninety (90) day period shall constitute Customer's acknowledgment that the [***] complies with the [***]. If the [***] subsequently should fail to perform in a manner consistent with the [***], however, Customer will, within ninety (90) days after the last day of the Reporting Period in which such Noncompliance occurs, report to Boeing the data specified on Attachment D for all then‑completed Reporting Periods of the [***].
7.        Calculation of Actual [***]and Compliance with the [***].
7.1    Subject to the limitations described in Article 9, within thirty (30) days after receiving Customer's report pursuant to Article 6 for each Reporting Period, Boeing will

DAL-PA-02022-LA-1104483                                    August 24, 2011
[***]                                                 LA Page 1
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

use the data provided by the Customer in such report and the methodology in Attachment B to calculate the [***] for the [***] as of the end of such Reporting Period and will provide to Customer a report in content and form as shown in Attachment E. Boeing will convert values expressed in [***] as described in Attachment B in order to perform the computations and comparisons contemplated by this Letter Agreement. Monetary amounts determined and reported by Boeing will be expressed in [***].
7.2    If the data determined pursuant to Article 7.1 indicates that the performance of the [***] for the applicable Reporting Periods does not comply with the [***], Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify:
7.2.1    the data reported by Customer pursuant to Article 6;
7.2.2    the data does not reflect assumptions other than those relied upon in developing the [***]; and
7.2.3    the data is consistent with all provisions of this Letter Agreement.
7.3    If after completing the verification and analysis described in Article 7.2 the data indicates that the performance of the [***] for the applicable Reporting Periods does not comply with the [***]; provided that [***], Customer, upon request, submits to Boeing such information as is necessary for Boeing to:
7.3.1    [***]
7.3.2    [***]
7.4    At Customer's request Boeing will provide Customer [***]
8.        [***]
8.1    Should [***] pursuant to Article 7.3 be appropriate:
8.1.1    Boeing will investigate [***];
8.1.2    Boeing will provide [***];
8.1.3    if necessary, Boeing will initiate [***]
8.1.4    [***]
8.2    At Boeing's request, Customer will [***]
9.    Conditions and Limitations.
9.1    If, with the intent of reducing [***]
9.2    Customer will promptly notify Boeing [***]
9.3    Upon reasonable notice to Customer, Boeing will have the right to [***]
9.4    Upon reasonable notice to Customer, Boeing may inspect [***]
9.5    [***]

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9.6    [***]
10.        Notice.
10.1    All reports submitted to Boeing will be addressed to the attention of:
[***]
Boeing Commercial Airplanes
P.O. Box 3707 [***]
Fax: 425-237-1706
Seattle, Washington 98124‑2207
10.2    All reports submitted to Customer will be addressed to the attention of:
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

11.        Exclusive Remedy.
The remedies provided in Article 8 of this Letter Agreement are Customer's exclusive remedies in the event of Noncompliance and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for Noncompliance. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Noncompliance.
12.        DISCLAIMER, RELEASE AND EXCLUSION.
THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
13.        Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part without the prior written consent of Boeing.

DAL-PA-02022-LA-1104483                                    August 24, 2011
[***]                                                 LA Page 3
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.        Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1104483                                    August 24, 2011
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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
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[***]

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[***]

DAL-PA-02022-LA-1104483                                    August 24, 2011
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Attachment B: [***]

Boeing will [***] as described in this Attachment B [***] submitted in Attachment A, [***] reported in Attachment C and [***] reported in Attachment D.
1.        [***]
2.        [***]
3.        Benchmark Method for Determining [***].
[***]
3.1    [***]
3.2    [***]
3.3    The methodology and the applicable factors will be used as set forth in paragraph 5.6 of this Attachment B to convert the [***].
3.4    Next Boeing will [***].
3.5    [***]:

Table 1: [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
3.6    [***]
3.7    Then the methodology and the applicable factors set forth in paragraph 5.6 of this Attachment B will be applied to [***].
4.        Reporting Period [***].
[***]
5.        Recalculation of [***].
[***].

DAL-PA-02022-LA-1104483                                    August 24, 2011
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Attachment C: [***]

To:    Delta Air Lines, Inc.

Reference:    Letter Agreement No. DAL-PA-02022-LA-1104483 to Agreement No. PA-02022 (Purchase Agreement) and Maintenance Cost Guarantee

Subject:    [***] reported pursuant to Article 5.2 of the referenced Letter Agreement.

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DAL-PA-02022-LA-1104483                                    August 24, 2011
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Attachment D

To:        [***]
Boeing Commercial Airplanes
P.O. Box 3707, [***]
Fax: 425-237-1706
Seattle, Washington 98124‑2207

Reference:	Letter Agreement No. DAL-PA-02022-LA-1104483 to Agreement No. PA-02022 (Purchase Agreement) [***]

Subject:	Data reported pursuant to Article 6 of the referenced Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________

Currency of the costs shown below: _________

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

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[***]
[***]
[***]
[***]
[***]

[***]

Delta Air Lines, Inc.

By

Its

DAL-PA-02022-LA-1104483                                    August 24, 2011
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Attachment E

To:    Delta Air Lines, Inc.

Reference:	Letter Agreement No. DAL-PA-02022-LA-1104483 to Agreement No. PA-02022 (Purchase Agreement) and [***]

Subject:	Data reported pursuant to Article 7 of the referenced Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________

[***]

[***]	[***]	[***]	[***]	[***]
[***]

[***]

DAL-PA-02022-LA-1104483                                    August 24, 2011
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

THE BOEING COMPANY

Reported By

Its

Date

DAL-PA-02022-LA-1104483                                    August 24, 2011
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Attachment F: [***]

To:    Delta Air Lines, Inc.

Reference:	Letter Agreement No. DAL-PA-02022-LA-1104483 to Agreement No. PA-02022 (Purchase Agreement) and [***]

Subject:	Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

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DAL-PA-02022-LA-1104483                                    August 24, 2011
[***]                                                 LA Page 11
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104484
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932ER aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Aircraft Configuration.
1.1    Initial Configuration. The initial configuration of Customer's Model 737-900ER Aircraft (Aircraft) has been defined by Boeing [***] (Aircraft Description) as described in Article 1 and Exhibit A5 of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.
1.2    Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:
1.2.1    No later than [***] prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss [***].
1.2.2    Within[***], Boeing will provide Customer with a proposal for those [***].
1.2.3    Customer will then have [***] to accept or reject [***].
2.    Amendment of the Purchase Agreement. Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.1    Changes applicable to the basic Model 737-900ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.
2.2    Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

DAL-PA-02022-LA-1104484                                    August 24, 2011
Open Configuration Matters                                     LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.3    Revisions to the [***] to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;
2.4    Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between [***] reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and
2.5    Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount [***] and the price of the SPE reflected in the Customer Configuration Changes.
3.    [***].
4.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-02022-LA-1104484                                    August 24, 2011
Open Configuration Matters                                     LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By:	/s/ Nathaniel Pieper

Its:	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1104484                                    August 24, 2011
Open Configuration Matters                                     LA Page 3
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-2022-LA-1104485
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***] Guarantees

Reference:	Purchase Agreement No. PA-2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932 aircraft.
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Boeing agrees to provide Customer with the [***] guarantees in the Attachment. These guarantees [***] to Customer. [***]
2.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
3.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-2022-LA-1104485                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

Delta Air Lines, Inc.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

Attachment to Letter Agreement
No. DAL-PA-02022-LA-1104485
CFM56-7B27E/F Engines

[***]

P.A. No. 02022
AERO-B-BBA4-M11-0613B                                    SS11-0347
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment to Letter Agreement
No. DAL-PA-02022-LA-1104485
CFM56-7B27E/F Engines

[***]

P.A. No. 02022
AERO-B-BBA4-M11-0613B                                    SS11-0347
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1105848
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Agreement for [***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932 aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
1.        [***]
2.        [***]
3.        [***]
4.        [***]
5.        [***] Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such [***].
6.        Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Covered Aircraft and cannot be assigned in whole or, in part.
7.        Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.

DAL-PA-02022-LA-1105848                                    August 24, 2011
[***]                                                    Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-02022-LA-1105848                                    August 24, 2011
[***]                                                    Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1105848                                    August 24, 2011
[***]                                                    Page 3
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104487
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
[***]
1.        [***]
2.        [***]
3.        [***]
4.        [***]
5.        Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
6.        Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in

DAL-PA-02022-LA-1104487                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1104487                                    August 24, 2011
[***]                                                 LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1105850

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. 2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Definitions.
[***]
2.    Applicability.
[***]
3.    [***]
4.    Assignment.
This Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such

DAL-PA-02022-LA-1105850                                    August 24, 2011
[***]                                                 Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1105850                                    August 24, 2011
[***]                                                 Page 2
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT A
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DAL-PA-02022-LA-1105850                                    August 24, 2011
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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DAL-PA-02022-LA-1105850                                    August 24, 2011
[***]                                                 Page 4
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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DAL-PA-02022-LA-1105850                                    August 24, 2011
[***]                                                 Page 5
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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DAL-PA-02022-LA-1105850                                    August 24, 2011
[***]                                                 Page 6
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1105858

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Upon execution of this Letter Agreement, the provisions of Article 3 of Aircraft General Terms Agreement Number AGTA-DAL between Boeing and Customer dated as of October 21, 1997 (AGTA-DAL) related to options and rolling options for 737-600, 700 and 800 model aircraft provided thereunder are deleted and of no further force or effect. The parties agree to execute a supplemental agreement to AGTA-DAL for the purpose of conforming the AGTA-DAL documentation to reflect the amendments made by this Letter Agreement.
1.        Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1Q to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-900ER aircraft as option aircraft (Option Aircraft).
2.        Delivery.
The aircraft and delivery months for which such options may be exercised are listed in the Attachment to this Letter Agreement (Attachment).
3.        [***]
4.        [***]
5.        [***]
6.        [***]
7.        [***]
8.        [***]
8.1.    [***]

DAL-PA-02022-LA-1105858                                    August 24, 2011
Option Aircraft                                             LA Page 1
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.2    [***]

8.3    [***]
9.        Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part.
10.        Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

Delta Air Lines, Inc.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment To
Option Aircraft Letter No. DAL-PA-02022-LA-1104485
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]	Detail Specification:					[***]	4Q10 External Fcst
Engine Model/Thrust:		CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:						[***]	[***]
Airframe Price:			[***]	Engine Price Base Year/Escalation Formula:						N/A	[***]
Optional Features:			[***]
Sub-Total of Airframe and Features:			[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):			[***]	Base Year Index (ECI):					[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	Base Year Index (CPI):					[***]
Buyer Furnished Equipment (BFE) Estimate:			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]
[***]			[***]

		Escalation		Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

DAL-PA-02022-LA-1105843

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]

1.    [***]

2.    [***]

3.    [***]

4.    Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose

DAL-PA-02022-LA-1105843                                    August 24, 2011
[***]                                                 LA Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

Delta Air Lines, Inc.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1105843                                    August 24, 2011
[***]                                                 LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A to
DAL-PA-02022-LA-1105843

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DAL-PA-02022-LA-1105843                                    August 24, 2011
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A to
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DAL-PA-02022-LA-1105843                                    August 24, 2011
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A to
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DAL-PA-02022-LA-1105843                                    August 24, 2011
[***]                                                 LA Page 5
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment B to
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DAL-PA-02022-LA-1105843                                        August 24, 2011
[***]                                                     LA Page 1

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1105849

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320‑6001

Subject:	[***]

Reference:	Purchase Agreement No. PA‑02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737‑732/‑832/‑932ER aircraft

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Aircraft General Terms Agreement No. AGTA-DAL (AGTA).

[***]

1.    [***]

1.1    [***]

1.2    [***]

1.3    [***]

2.	[***]

3.	[***]

4.    [***]

5.    Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the

DAL PA 02022 LA 1105849                                    August 24, 2011
[***]                                                 Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment A to
DAL-PA-02022-LA-1105843

contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By	/s/ Nathaniel Pieper

Its	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1105843                                    August 24, 2011
[***]                                                 LA Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104480
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001
Subject:    [***]

References: (1)	Letter Agreement 6‑1162‑RLL‑2245, entitled “Certain Contractual Matters” [***], between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer).

(2)
Purchase Agreement Nos. 2022, 2023, 2024, 2025, and 2026 (the Purchase Agreements) between Boeing and Customer relating to Model 737-632/-732/-832/-932ER, 757-232, 767-332/332ER, 767-432, and 777-232IGW/-232ER/-232LR/-300ER aircraft, respectively.

(3)	Aircraft General Terms Agreement, dated as of October 21, 1997, between Boeing and Customer, identified as AGTA‑DAL (AGTA).

Recitals: (1)	[***]

(2)	[***]

(3)	[***]
This letter agreement (Letter Agreement) is entered into as of August 24, 2011 (Effective Date) by and between Boeing and Customer, and amends and supplements each Purchase Agreement.
1.    Definitions; Certain References.
(a)    All capitalized terms, which are not otherwise defined herein, shall have the definitions specified in the applicable Purchase Agreement and the AGTA, as applicable.
(b)    All references herein to the [***] shall be deemed to include all prior versions of and revisions to that agreement to the extent such prior versions and revisions are operable.
2.    [***]
3.    [***]

DAL-PA-02022-LA-1104480                                    August 24, 2011
[***]                                                 Page 1
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[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.        Assignment.
This Letter Agreement is not assignable by either party, in whole or in part, without the prior written consent of the other party.

5.        Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
7.        Entire Agreement.
This Letter Agreement constitutes the entire understanding and agreement between the parties in relation to the subject matter of this Letter Agreement.

8.	Effectiveness.
This Letter Agreement will be effective as of the Effective Date.
IN WITNESS WHEREOF, the parties have signed this Letter Agreement by their respective duly authorized representatives.

/s/ Mark Orenstein                        /s/ Nathaniel Pieper
By: Mark Orenstein                    By: Nathaniel Pieper
THE BOEING COMPANY                    DELTA AIR LINES, INC.

DAL-PA-02022-LA-1104480                                    August 24, 2011
[***]                                                 Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.